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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                               SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

      Date of Report (Date of earliest event reported): September 20, 2000

                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

           OREGON                     0-15159                   93-0780536
(State or other jurisdiction     (SEC File Number)            (IRS Employer
     of incorporation)                                      Identification No.)

                               ONE AIRPORT CENTER
                           7700 N.E. AMBASSADOR PLACE
                             PORTLAND, OREGON 97220
                                 (503) 284-7581
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



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Item 1.  Changes in Control of Registrant.

On September 20, 2000, Rentrak Corporation ("Rentrak") announced the preliminary results of the vote at its Annual Meeting of Shareholders held on September 19, 2000. Following a proxy contest, shareholders of Rentrak voted to elect all nominees of the Committee for the Achievement of Rentrak Excellence ("CARE") to the Board of Directors of Rentrak, thereby replacing the incumbent Board of Directors. Rentrak's new Board of Directors consists of Cecil D. Andrus, George
H. Kuper, Joon S. Moon, James G. Petcoff, and Paul A. Rosenbaum.

The members of CARE were Michael J. Annechino, Mark A. Brown, Thomas S. Cousins, Jr., Gordon A. Reck, Donald W. Remlinger, Paul A. Rosenbaum, David R.
Rosencrantz, M.D., Guy R. Wolcott, and Frederick L. Zehnder, who together held approximately 9.1 percent of the outstanding Rentrak common stock. The members of CARE filed Amendment No. 3 to Schedule 13D with the Securities and Exchange Commission on October 4, 2000, reporting the dissolution of their "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RENTRAK CORPORATION


    October 5, 2000                By:  /s/ Paul A. Rosenbaum
    ---------------                     ------------------------------------
        (Date)                          Paul A. Rosenbaum, Chairman and
                                        Chief Executive Officer




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